Exhibit 10.18.13

801 Houston Street

Fort Worth, Texas 76102

September 22, 2016

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

Attention: Gary B. Humphreys

4413 Carey Street

Fort Worth, Texas 76119

Re:    Fifth Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated June 15, 2014, among MAALT, L.P., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”); DENETZ LOGISTICS, L.L.C., a Texas limited liability company, GARY B. HUMPHREYS, MARTIN W. ROBERTSON, and the Trust Guarantors (as defined below) (collectively “Guarantors”); and PLAINSCAPITAL BANK (“Lender”), as amended by the First Amendment dated February 11, 2015, the Second Amendment dated June 15, 2015, the Third Amendment dated February 9, 2016, and the Fourth Amendment dated June 15, 2016 (collectively the “Loan Agreement”). Capitalized terms below have the meanings assigned in the Loan Agreement.

1.    Third Term Loan. (a) GHMR, Gary B. Humphreys, and Martin W. Robertson have requested a new term loan to refinance the existing loan from Lender to GHMR for the Facility in Dilley, Frio County, Texas, and Lender has agreed on the terms set forth in this Amendment. The Loan Agreement is amended to add a new Section 1C that reads as follows:

“1C.    Third Term Loan. (a) Subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, Lender agrees to make term loan in the maximum aggregate principal amount of $1,797,500.00 to GHMR, Gary B. Humphreys, and Martin W. Robertson, as co-borrowers (the “Third Term Loan”) on the terms set forth in the Term Promissory Note attached as Exhibit J to this Amendment (the “Third Term Note”), for the purpose of refinancing the existing principal balance outstanding on the loan from Lender to GHMR for the Facility in Dilley, Frio County, Texas.

(b)    The unpaid principal balance of the Third Term Note shall bear interest from the date advanced until paid or until Event of Default or maturity at a fixed rate equal to four and one-half percent (4.5%) per annum. The Third Term Loan is payable on the terms set forth in the Third Term Note and will mature on September 22, 2023.”

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

(b)    Subsection (e) of Section 1A of the Loan Agreement is hereby amended to read as follows:

“(e)     The Term Loan, the Revolving Loan, the Second Term Loan, the Third Term Loan, all other loans now or hereafter made by Lender to Borrowers, or either of them, and any renewals or extensions of or substitutions for those loans, will be referred to collectively as the “Loans.” The Term Note, the Revolving Note, the Second Term Note, the Third Term Note, all other promissory notes now or hereafter payable by Borrowers, or either of them, to Lender, and any renewals or extensions of or substitutions for those notes, will be referred to collectively as the “Notes.””

2.    Collateral. (a) The first sentence of Subsection (a) of Section 2 of the Loan Agreement is amended to read as follows:

“Payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), all other obligations, fees, and expenses due pursuant to the Loan Agreement or the other Loan Documents, all obligations, fees, and expenses with respect to treasury and cash management services, and all other secured indebtedness under the following security documents (collectively the “Secured Obligations”) will be secured by the first liens and first security interests created or described in the following (collectively the “Security Documents”): (i) Security Agreements (the “Security Agreements”) dated June 15, 2014, executed by Borrowers, respectively, in favor of Lender, and covering the property, plant, and equipment now or hereafter used or useful in the Facility or the Big Lake Facility, including, without limitation, sand silos, bucket elevator, railroad tract, pits, and transloading equipment, as well as substantially all other personal property of Borrowers (collectively the “Collateral”); (ii) [the Assignment of Deposit Account has been released;] (iii) a Collateral Assignment of Transloading and Storage Services (the “Collateral Assignment”) dated June 15, 2014, executed by MAALT in favor of Lender, and covering the Transloading and Storage Services Agreement dated effective June 9, 2014, between Lonestar Prospects, Ltd. and MAALT (the “Transloading Agreement”); (iv) a Collateral Assignment of Transloading and Storage Services (the “Second Collateral Assignment”) dated February 9, 2016, executed by MAALT in favor of Lender, and covering (x) the Transloading and Storage Services Agreement dated effective August 10, 2010, between PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation, and MAALT, as amended by the First Amendment dated July 16, 2013, and the Second Amendment dated November 2, 2015 (collectively the “Pioneer Agreement”); and (y) Transload Agreement dated effective February 1, 2016, between LONESTAR PROSPECTS, LTD., a Texas limited partnership doing business as Vista Sand, and MAALT (the “Second Transloading Agreement”); (v) Leasehold Deed of Trust, Security

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

Agreement, and Assignment of Rents and Leases (the “Leasehold Deed of Trust”) dated February 9, 2016, executed by MAALT in favor of Lender, and covering MAALT’s leasehold interest in approximately two hundred and fifty (250) acres in Reagan County, Texas (the “Leasehold Tract”); (vi) Deed of Trust, Security Agreement, and Assignment of Rents and Leases (the “Dilley Deed of Trust”) dated September 22, 2016, executed by GHMR in favor of Lender, and covering approximately two hundred and two (202) acres in Dilley, Frio County, Texas (the “Dilley Tract”); and (vii) any other security documents now or hereafter executed in connection with the Secured Obligations.”

3.    Existing Debts and Liens. (a) Clause (iii) of Subparagraph (8) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(iii) the existing indebtedness disclosed in Schedule 2 attached to this Amendment, . . . .”

(b)    Clause (ii) of Subparagraph (9) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(ii) those existing and disclosed to Lender in Schedule 2 attached to this Amendment; . . . .”

4.    Conditions Precedent. The obligation of Lender to enter into this Amendment and make the advance on the Third Term Loan is subject to Borrower’s satisfaction, in Lender’s sole discretion, of the following conditions precedent:

(a)    Borrower shall be in compliance in all material respects with the conditions set forth in Subsection (a) of Section 4 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 5 of the Loan Agreement must be true in all material respects as of the date of this Amendment.

(b)    the negotiation, execution, and delivery of Loan Documents in Proper Form, including, but not limited to, the following:

(i)	this Amendment;

(ii)	the Third Term Note;

(iii)	the Dilley Deed of Trust;

(iv)	Unlimited Guaranty signed by MAALT;

(v)	a Borrowing Resolution from GHMR; and

(vi)	a Guarantor Resolution from MAALT.

(c)    a Material Adverse Change shall not have occurred.

(d)    a loan title policy in the amount of $1,797,500.00, insuring that the Lender’s lien securing payment of the Notes is a valid, first lien in favor of Lender on the

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

Facility, containing no exceptions other than the standard printed exceptions, and with the survey deletion and the exception for standby fees and taxes amended to cover only the current tax year and subsequent years, and containing such endorsements and only such other exceptions approved by Lender in writing and such endorsements as may be required by Lender (the policy may be delivered after closing pursuant to the commitment approved by Lender).

(e)    GHMR’s payment to Lender of the following fees and expense reimbursement that are non-refundable and earned by Lender upon execution of this Amendment unless otherwise stated:

(i)	Appraisal fee - $3,000.00;
(ii)	Appraisal review - $600.00;
(iii)	Phase I ESA - $2,500.00; and
(iv)	Flood - $75.00.

5.    Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), the Loans (including the Term Loan, the Revolving Loan, the Second Term Loan, and the Third Term Loan), and all other Secured Obligations.

(b)    In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guarantee payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), the Loans (including the Term Loan, the Revolving Loan, the Second Term Loan, and the Third Term Loan), and all other Secured Obligations.

(c)    Borrowers hereby represents to Lender that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct in all material respects as of the date of execution of this Amendment; and that Borrower is in compliance in all material respects as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement.

6.    Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers and Guarantors acknowledge that the Loan Agreement, the Notes, the Security Documents, the Guaranties, and the other Loan Documents are valid, subsisting, and binding upon Borrowers and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers and Guarantors ratify the Loan Agreement, as amended.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

7.    Regulation B – Notice of Joint Intent. Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrowers’ intention to apply for joint credit. Borrowers’ and Guarantors’ signatures below shall evidence such intent. Borrowers’ and Guarantors’ intent shall apply to future related extensions of joint credit and joint guaranty.

8.    Counterparts. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrowers and filing counterparts. At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrowers and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrowers and Guarantors agree that the faxed and scanned signatures are binding upon Borrowers and Guarantors, and Borrowers and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers or Guarantors fail to promptly deliver all required original signatures.

9.    Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

10.    Final Agreement. (a) In connection with the Loans, Borrowers, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b)    It is the intention of Borrowers, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c)    THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.

Yours very truly, PLAINSCAPITAL BANK

By:	/s/ Keeton Moore
Keeton Moore, Senior Vice President

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

Accepted and agreed to

this 23 day of September, 2016:

BORROWERS:

MAALT, L.P., a Texas limited partnership

By:	Denetz Logistics, L.L.C., a Texas limited liability company, its general partner

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

GHMR OPERATIONS, L.L.C., a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

September 22, 2016

GUARANTORS: DENETZ LOGISTICS, L.L.C., a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

/s/ Gary B. Humphreys
GARY B. HUMPHREYS

/s/ Martin W. Robertson
MARTIN W. ROBERTSON

Exhibits and Schedules

Exhibit J – Third Term Note

Schedule 2 – Existing Debts and Liens